Exhibit 10.3
FIRST AMENDMENT TO AMENDED AND RESTATED
MXN$557,415,000 CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED MXN$557,415,000 CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 13th day of December, 2011 (the “Effective Date”), by and among AVÍCOLA PILGRIM'S PRIDE DE MÉXICO, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States and PILGRIM'S PRIDE, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of the United Mexican States (collectively, the “Borrower”), THE SUBSIDIARIES OF THE BORROWER PARTY HERETO, as Guarantors, the several banks and other financial institutions parties hereto which constitute all of the Lenders, and ING CAPITAL LLC, as lead arranger and as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below) (collectively, the “Lenders”).
RECITALS
A.Borrower, Guarantors, certain Lenders and the Administrative Agent are parties to that certain Amended and Restated MXN$557,415,000 Credit Agreement dated as of October 19, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make loans to Borrower from time to time subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.
B.HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero (“HSBC”) desires to become a Lender hereunder and provide a Revolving Loan Commitment in an amount equal to MXN$278,707,500 on the terms and conditions as set forth herein and (i) the Borrowers and the Administrative Agent desire to convert all of the Reserve Commitment Amount (i.e., MXN$257,302,764) to a Revolving Loan Commitment of HSBC and (ii) ING Bank (México) desires to assign MXN$21,404,736 of its Revolving Loan Commitment to HSBC pursuant to an Assignment and Assumption.
C.Borrower, Guarantors, Lenders and the Administrative Agent wish to modify the Credit Agreement in certain respects pursuant to this Amendment, effective as of the Effective Date.
AGREEMENT
In consideration of the Recitals and of the mutual promises and covenants contained herein, Administrative Agent, Lenders, Borrower and Guarantors agree as follows:
1.Amendments to Credit Agreement. To induce Administrative Agent and the Lenders to enter into this Agreement, and as separately bargained-for consideration, each of Borrower and the Guarantors agree to the following amendments to the Credit Agreement:
(a)Amendment to second WHEREAS clause of the Credit Agreement. The second WHEREAS clause of the Credit Agreement is amended and restated to read as follows:
“WHEREAS, the Borrowers have now requested that the lenders amend, restate, modify, extend, increase, renew and restructure the loans made pursuant to the Original Credit Agreement, to admit additional Persons as borrowers, guarantors, and lenders, as the case may be, and make available to the Borrowers loans and other extensions of credit, on the terms and conditions set forth herein in an aggregate original principal amount not to exceed MXN$557,415,000, as may be adjusted in accordance with the terms hereof, which extensions of credit will be used by the Borrowers for the purposes set forth in Sections 5.4 and 2.1(d);”
(b)Amendment to Section 1.1 of the Credit Agreement; Amendment to Definitions.
(i)The definition of “Business Day” is hereby amended and restated to read in its entirety as follows:
“'Business Day' shall mean (i) for purposes of calculating any interest rate or interest period hereunder or with respect to any date a payment is to be made hereunder, any day other than a Saturday or a Sunday or a day on which banking institutions are authorized or required to close in México City, México and (ii) for any other purpose, any day other than a Saturday or a Sunday or a day on which banking institutions are authorized or required to close in New York, New York and in México City, México.”
(ii)The definition of “Collateral Documents” is hereof amended and restated to read in its entirety as follows:
“'Collateral Document' shall mean, collectively, the Pledge Agreement, Security Agreement, Mortgage, and any other agreements, documents and instruments which secure the Obligations which as of the First Amendment Closing Date, are identified and described on Schedule 1.1(c) hereto.”
(iii)The definition of “First Amendment Closing Date” shall be added to the Credit Agreement in its proper alphabetical order to read as follows:
“'First Amendment Closing Date' shall mean December 13, 2011.”
(iv)The definition of “HSBC” is hereby added to the Credit Agreement to read as follows:
'“HSBC' shall mean HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC.”
(v)The definition of “Majority Lenders” is hereof amended and restated to read in its entirety as follows:
“'Majority Lenders' shall mean on any date, Lenders holding over 50% of the sum of (i) the outstanding principal amount of the Revolving Loans, plus (ii) the Letter of Credit Liability; provided that, if no Revolving Loans are outstanding and there is no Letter of Credit Liability, Majority Lenders shall mean Lenders holding over 50% of the Revolving Loan Commitments on such date.”
(vi)The definition of “Reserve Commitment Adjustment Amount” is hereby deleted in its entirety.
(vii)The definition of “Reserve Commitment Amount” is hereby deleted in its entirety.
(viii)The definition of “Revolving Loan Commitment” is hereby amended and restated to read in its entirety as follows:
“'Revolving Loan Commitment” shall mean, as to any Lender, its obligation to make Revolving Loans to the Borrowers in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender's name in Schedule 1.1(a) under the heading “Revolving Loan Commitment”, or, in the case of any Lender that is an Assignee, the amount (reflected in Pesos) of the assigning Lender's Revolving Loan Commitment assigned to such Assignee pursuant to Section 10.9 (in each case as such amount may be adjusted as provided herein including by means of a Temporary Line Block pursuant to Section 2.4(b)(v) hereof); collectively, as to all the Lenders the “Revolving Loan Commitments.” The aggregate principal amount of the Revolving Loan Commitments on the First Amendment Closing Date is MXN$557,415,000.”
(c)Amendment to Section 2.1(c) to the Credit Agreement. Section 2.1(c) of the Credit Agreement is hereby amended and restated to read as follows:
“(c)    The Revolving Loans made by each Lender shall be evidenced, at the election of each Lender (by prior written notice to the Administrative Agent and the Borrowers) by (i) a global promissory note of the Borrowers dated the First Amendment Closing Date, for the full amount of the Revolving Loan Commitment of the corresponding Lender, or (ii) one or more promissory notes of the Borrowers representing each Revolving Loan made, each dated as of the disbursement date of the corresponding Revolving Loan made, and each for the amount of the corresponding Revolving Loan, provided, that, the Lender (and not the Administrative Agent) shall prepare such promissory note(s) and coordinate with Borrowers for the execution thereof, in each case in substantially the form of Exhibit A (the “Revolving Notes”), appropriately completed, representing the obligation of the Borrowers, as guaranteed (por aval) by the Guarantors, to pay to such Lender the unpaid principal amount of the applicable Loan being made by such Lender hereunder. With respect to any Obligations owing to the Lenders (other than HSBC), notwithstanding the references to the TIIE Rate in any Revolving Note with respect to the Revolving Loans, the Borrowers and the Lenders agree that the interest rate shall be determined in accordance with this Agreement and in the case of HSBC, the interest rate applicable to Obligations owing to HSBC shall be determined by reference to the applicable Revolving Note. In the case of a request by Borrowers of an Overnight Rate Loan or a conversion of a TIIE Rate Loan to an Overnight Rate Loan, the Lender and/or Borrowers may exchange any Revolving Note for a Revolving Note that references the Overnight Rate instead of the TIIE Rate in such Revolving Note and each Lender agrees to return to the Borrowers within ten (10) Business Days the Revolving Note being replaced. Notwithstanding anything to the contrary herein, at no time shall the aggregate outstanding principal balance of all Overnight Rate Loans exceed MXN$75,000,000.”
(d)Amendment to Section 2.1(d)(i) to the Credit Agreement. Section 2.1(d)(i) of the Credit Agreement is hereby amended and restated to read as follows:
“(i)    At any time during the term of this Agreement, the Borrowers shall have the irrevocable option once during each calendar year, and provided that the conditions set forth in this Section 2.1(d) have been satisfied, prior to the Final Maturity Date upon not less than fifteen (15) Business Days prior written notice to Administrative Agent in the form attached hereto as Exhibit K (any such notice, an “Increase Notice”), that each Lender increase its respective Revolving Loan Commitment (based on Lenders' then current pro rata commitment) such that the Revolving Loan Commitments shall be increased by a minimum amount of MXN$50,000,000 each time an Increase Notice is delivered by a Borrower, and the amount requested in all Increase Notices shall not exceed MXN$250,000,000 in the aggregate over the term of this Agreement (each, a “Line of Credit Increase”) but no Lender shall have any obligation whatsoever to agree to any such requested increase (or any portion thereof), and each Lender may in its sole and absolute discretion reject any such requested increase. Upon receipt of such notice from the Borrowers, the Administrative Agent shall give notice to each Lender of such proposed increase. Failure of any such Lender to respond to such requested increase on or before ten (10) Business Days after receipt of such notice shall be deemed to be a rejection thereof. If the Lenders do not agree to increase their respective Revolving Loan Commitment by amounts sufficient to provide for the Line of Credit Increase, the Administrative Agent shall have the right to admit additional Lenders, if any are agreeable, to increase the Revolving Loan Commitments by the amount requested by the Borrowers, up to the maximum aggregate amount of MXN$250,000,000, and in this event, Administrative Agent will use commercially reasonable efforts to obtain one or more financial institutions that are not Lenders and who are reasonably acceptable to the Borrowers, or the Borrowers may seek to obtain one or more financial institutions that are not Lenders and who are reasonably acceptable to the Administrative Agent. In the event of such an increase, whether by increase in the respective Revolving Loan Commitments of existing Lenders or by admission of additional Lenders, the Revolving Loan Commitments shall automatically be increased by the Line of Credit Increase and the pro rata share of the Lenders with respect to the Revolving Loan Commitments, as increased hereby, shall automatically be adjusted. Notwithstanding anything to the contrary herein, any Line of Credit Increase will be implemented pursuant to an amendment or joinder to this Agreement that will require the consent of the Administrative Agent, the Borrowers and the Lenders providing such Line of Credit Increase but not other Lenders.”
(e)Amendment to Section 2.1(d)(ii) to the Credit Agreement. The parenthetical “(including the payment of any dividend pursuant to the terms of this Agreement)” shall be deleted from Section 2.1(d)(ii) to the Credit Agreement.
(f)Amendment to Section 2.2(a) to the Credit Agreement. Section 2.2(a) of the Credit Agreement is hereby amended and restated to read as follows:
“(a)    The Borrowers shall give the Administrative Agent irrevocable written notice, substantially in the form of Exhibit B (which notice must be received by the Administrative Agent prior to (1) 2:00 p.m., New York City time, at least three Business Days prior to the requested Borrowing Date with respect to TIIE Rate Loans and (2) 12:00 p.m., New York City time, at least one Business Day prior to the requested Borrowing Date with respect to Overnight Rate Loans to be funded from an office of the Lender outside of Mexico and 12:00 p.m. New York City time on the requested

Borrowing Date with respect to Overnight Rate Loans to be funded from an office of the Lender in Mexico, requesting that each Lender make a Revolving Loan on such Borrowing Date and specifying (i) the amount of Revolving Loans to be borrowed, (ii) [Intentionally deleted], (iii) the requested Borrowing Date, which shall be a Business Day, (iv) whether such Revolving Loans are TIIE Rate Loans or Overnight Rate Loans (the “Notice of Borrowing”), provided, that Borrowers acknowledge that, notwithstanding anything to the contrary herein, Administrative Agent retains sole discretion over the decision to fund any requests for Overnight Rate Loans (or allow any Lender to fund its Pro Rata Share or such requested Overnight Rate Loans) and if Administrative Agent approves Borrowers' request, the Lenders shall make their Pro Rata Share of any Overnight Rate Loan requested by the Borrowers to Administrative Agent in accordance with this Section. The Administrative Agent shall provide the Borrowers at least fourteen (14) days prior written notice (which notice may be sent by e-mail notwithstanding any other provision herein to the contrary) of a Lender's inability, as determined by Administrative Agent (based on its sole discretion) to fund Overnight Rate Loans. Any Notice of Borrowing received after (i) 2:00 p.m., New York City time with respect to TIIE Rate Loans and (ii) 12:00 p.m., New York City time with respect to Overnight Rate Loans shall be deemed to have been received on the following Business Day. Each Revolving Loan shall be in an amount equal to MXN$10,000,000 or a whole multiple of MXN$5,000,000 in excess thereof, unless such Revolving Loan is of the full unused amount of the Revolving Loan Commitments, in which case such Revolving Loan shall be for the full unused amount of the Revolving Loan Commitments.”
(g)Amendment to Section 2.2(b) to the Credit Agreement. Section 2.2(b) of the Credit Agreement is hereby amended and restated to read as follows:
“(b)    Upon receipt of such notice, the Administrative Agent shall promptly (but, assuming timely notice from the Borrowers pursuant to clause (a), (i) for the TIIE Rate Loans, not later than 2:00 p.m., New York City time three Business Days prior to the relevant Borrowing Date and (ii) for Overnight Rate Loans, not later than 12:00 p.m., New York City time, at least one Business Day prior to the requested Borrowing Date with respect to Overnight Rate Loans to be funded from an office of the Lender outside of Mexico and 12:00 p.m. New York City time on the requested Borrowing Date with respect to Overnight Rate Loans to be funded from an office of the Lender in Mexico, in each case, notify each Lender thereof. Not later than 10:00 a.m., New York City time, on the Borrowing Date, each Lender shall make available to the Administrative Agent an amount in immediately available funds in Pesos equal to such Lender's Pro Rata share of the Revolving Loan to be made on such date, to the Peso account of the Administrative Agent referred to in Schedule 10.6, or to such other account as most recently designated by the Administrative Agent for such purpose by notice to such Lenders. Unless the Administrative Agent determines that any applicable condition specified in Article III has not been satisfied, the Administrative Agent shall credit the amounts so received, in like funds, to the account of any Borrower in México City designated in the relevant Notice of Borrowing or otherwise apply such amounts as the Borrowers shall irrevocably direct in the Notice of Borrowing.”
(h)Deletion of Section 2.10(d) to the Credit Agreement. Section 2.10(d) of the Credit

Agreement is hereby deleted in its entirety.
(i)Amendment to Section 2.11(a) to the Credit Agreement. Section 2.11(a) of the Credit Agreement is hereby amended and restated to read as follows:
“(a)    Except as otherwise provided in Sections 2.12, 2.13, 2.14 and/or 2.15, each payment (including each prepayment) by the Borrowers on account of principal of and interest on the applicable Revolving Loans (i) shall be made pro rata according to the respective outstanding principal amounts of the Lenders' respective Revolving Loan Commitments, as determined by the Administrative Agent on the date immediately prior to such payment date and (ii) shall be made to each Lender pro rata according to the respective outstanding principal amounts of the applicable Revolving Loans held by each Lender.”
(j)Amendment to Section 2.14(e) to the Credit Agreement. Section 2.14(e) of the Credit Agreement is hereby amended and restated to read as follows:
“(e)    For purposes of this Section 2.14, (i) the Dodd-Frank Act and any and all rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection therewith and (ii) all rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented by the Bank for International Settlements, the Basel Committee or Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities pursuant to Basel III, in each case, are deemed to have been introduced and adopted after the date of this Agreement and shall be considered to be a Change in Law regardless of the date enacted or implemented.”
(k)Amendment to Section 5.4 to the Credit Agreement. The parenthetical “(including the payment of any dividend pursuant to the terms of this Agreement)” shall be deleted from Section 5.4 of the Credit Agreement.
(l)Amendment to Section 6.2(a) to the Credit Agreement. Section 6.2(a) of the Credit Agreement is hereby amended and restated to read as follows:
“(a)    Subsidiaries may declare and pay or make dividends ratably with respect to their Equity Interests, provided, that, with respect to any Subsidiary that is a Guarantor on the Effective Date, such dividend payment is made to a Borrower or Guarantor.”
(m)Amendment to Section 6.2(e) to the Credit Agreement. Section 6.2(e) of the Credit Agreement is hereby amended and restated to read as follows:
“(e)    so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Borrowers or a Subsidiary Loan Party may repurchase, redeem, defease, retire or acquire any Equity Interests of a Borrower or Subsidiary Loan Party; provided, however, payments of the proceeds of any such repurchase, redemption, defeasance, retirement or acquisition are only made to a Borrower or a Subsidiary Loan Party; and”
(n)Amendment to Section 6.2(f) of the Credit Agreement. Section 6.2(f) of the Credit Agreement is hereby amended and restated to read as follows:

“(f)    Avícola may make Restricted Payments to the Parent in an amount not to exceed in the aggregate MXN$250,000,000 during the term of the Agreement, so long as before and after giving effect to such Restricted Payment (i) Availability is at least 100% of the aggregate Revolving Loan Commitments, minus any Letter of Credit Liability, provided that with respect to Restricted Payments made before December 31, 2011 in an amount not to exceed MXN $500,000.00, the requirement of this clause (i) shall not apply, (ii) no Default shall have occurred and be continuing or would result therefrom, (iii) Borrowers' Consolidated Leverage Ratio, on a pro forma basis, is not greater than 0.25 to 1.0 provided, that, for purposes of determining compliance with the Consolidated Leverage Ratio, any intercompany loans from Avícola and its Subsidiaries to the Parent and the Parent's Domestic Subsidiaries shall be subtracted from the calculation of Consolidated Assets to the extent not already subtracted, (iv) Borrowers are in pro forma compliance with all other covenants (including, without limitation, Section 6.1(b) hereof), and (v) (A) the fair value of the assets of Avícola, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise, (B) the present fair saleable value of the property of Avícola will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (C) Avícola will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (D) Avícola will not have unreasonably small capital with which to conduct the business in which it is engaged.”
(o)Amendment to Section 10.4 of the Credit Agreement. Section 10.4 of the Credit Agreement is hereby amended and restated to read as follows:
“Section 10.4. Amendments and Waivers. No amendment, supplement, modification or waiver of any provision of any Loan Document, and no consent with respect to any departure by the Loan Parties, any of the Borrower's other Subsidiaries or any of its other Affiliates therefrom (including, except as provided in Section 10.4(e) and the last paragraph of Section 10.4, any release of Collateral), shall be effective unless the same shall be in writing and adopted by the Majority Lenders, the Borrowers and each Guarantor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall, unless in writing and signed by each Lender that would be affected thereby, do any of the following:
(a)    increase or extend the Revolving Loan Commitment of any Lender,
(b)    postpone or delay any date fixed by any Loan Document for any payment of principal of or interest on the Revolving Loans or any fees or other amounts in connection therewith (or agree to any amendment or waiver of any Loan Document that would have the direct or indirect effect of so postponing or delaying such payment),
(c)    reduce the principal of or interest payable on any Revolving Loan,
(d)    reduce any fees or other amounts payable to any of the Lenders under any Loan Document,
(e)    except as provided in the last paragraph of this Section 10.4, (i) release the Loan Parties from, or otherwise reduce, its payment obligations under, the Loan Documents, (ii) release all or any part of the Collateral pledged under the Pledge Agreements or (iii) release any other Collateral if the Mandatory Prepayment Collateral Coverage Ratio would not be at least 2.50 to 1.0 prior to and after giving effect to such release of Collateral,
(f)    fund any borrowings during the existence of a Default or Event of Default, or
(g)    amend the definition of “Majority Lenders” contained in Section 1.1 or any provision of this Section 10.4 or Section 2.16 or any provision in any of the Loan Documents providing for consent or other action by all of the Lenders; and provided further that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Majority Lenders or all Lenders, as the case may be, affect the rights or duties of the Administrative Agent, under any Loan Document and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed solely by the parties thereto. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrowers, the Majority Lenders and the Administrative Agent if (a) by the terms of such agreement the Revolving Loan Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (b) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement as if prepaid under Section 2.4(a), without regard to the minimum amounts set forth therein.
Notwithstanding anything herein to the contrary, the Lenders hereby irrevocably authorize the Administrative Agent at its option and in its sole discretion to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (and the Administrative Agent agrees to release such Liens upon Borrower's request) (i) upon the termination of all Revolving Loan Commitments, payment and satisfaction in full in cash of all Obligations (other than contingent obligations relating to required indemnification by the Borrowers and the Guarantors), and the cash collateralization of all Letters of Credit in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender; (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of Section 6.10 and 6.11 of this Agreement (and the Administrative Agent may rely conclusively on any such certificate without further inquiry), and, where permitted pursuant to Section 9.12 of this Agreement, to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Guaranty provided by such Subsidiary; (iii) as soon as reasonably practicable (but in no event later than thirty (30) days following the Closing Date), the Collateral set forth or referenced on Schedule 6.10(h); (iv) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement; (v) as required to effect any sale or other disposition of such collateral in connection with an exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII; or (vi) as provided in the Collateral Documents. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Nothing in this paragraph shall relieve the Administrative Agent of any obligations to release the Liens on any Collateral to the extent required under any Loan Document if the Loan Parties have satisfied the conditions for such release.”
(p)Amendment to Section 10.11 of the Credit Agreement. Section 10.11 of the Credit Agreement is hereby amended and restated to read as follows:
“Section 10.11. SUBMISSION TO JURISDICTION; VENUE; SERVICE; WAIVER OF JURY TRIAL.
(a)    EACH OF THE PARTIES HERETO AGREES THAT (i) ANY CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT WITH RESPECT TO ANY COLLATERAL DOCUMENT RELATING TO COLLATERAL LOCATED IN MEXICO AND SUCH COLLATERAL DOCUMENT SPECIFICALLY SET FORTH A JURISDICTION OR VENUE BEING AT A LOCATION OTHER THAN NEW YORK) SHALL BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND TO APPELLATE COURTS THEREFROM AND EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO SUCH JURISDICTION FOR SUCH PURPOSE AND (ii) TO THE FULLEST EXTENT PERMITTED BY LAW, (x) IRREVOCABLY WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT IN ANY SUCH COURT, (y) IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (z) IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT. EACH PARTY HERETO AGREES THAT A JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE ENFORCED IN ANY OTHER JURISDICTION, INCLUDING MÉXICO, BY SUIT UPON JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE JUDGMENT. Each party hereto further agrees that the courts referred to in the first sentence of this paragraph (a) shall have exclusive jurisdiction with respect to any claim or counterclaim based upon the assertion that the rate of interest charged by or under this Agreement or under the other Loan Documents is usurious; except when such claims or counterclaims arise from claims, suits, actions or proceedings with respect to the Collateral Documents and Revolving Notes described in Section 10.11(a)(I) and (II). Notwithstanding anything set forth above to the contrary, the parties acknowledge that any claim, suit, action or proceeding brought by any Lender or the Agent with respect to any Revolving Note may also be brought in Mexico as set forth in the applicable Revolving Note.
(b)    EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, IN ANY LEGAL ACTION OR PROCEEDING OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY LEGAL ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THE LOAN DOCUMENTS OR ANY PROVISION THEREOF. THE AGREEMENT OF THE BORROWERS TO THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OF THE LENDERS AND THE OTHER PARTIES HERETO TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
(c)    Each of the Loan Parties further agrees that service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any such legal action or proceeding to such Loan Party in care of the Process Agent and such agent is hereby authorized to accept, receive and acknowledge the same for and on behalf of such Loan Party and to admit service with respect thereto. Service upon the Process Agent shall be deemed to be personal service on the Loan Parties and shall be legal and binding upon the Loan Parties for all purposes notwithstanding any failure to mail copies of such legal process to the Borrowers, or any failure on the part of the Loan Parties to receive the same. Nothing herein shall affect the right to serve process in any other manner permitted by Applicable Law or any right to bring legal action or proceedings in any other competent jurisdiction. The Loan Parties shall ensure that at all times until all of the Obligations have been paid in full and all of the Revolving Loan Commitments have terminated they shall have a process agent in New York City (whether the Process Agent or a replacement thereof satisfactory to the Administrative Agent).
(d)    FOR THE PURPOSE OF PROCEEDINGS IN THE COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, AND THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK EACH OF THE LOAN PARTIES HEREBY IRREVOCABLY DESIGNATES AS OF THE EFFECTIVE DATE CT CORPORATION SYSTEM (THE “PROCESS AGENT”) WITH OFFICES CURRENTLY LOCATED AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, UNITED STATES OF AMERICA, AS ITS AGENT FOR SERVICE OF PROCESS. IN THE EVENT THAT SUCH AGENT OR ANY SUCCESSOR SHALL CEASE TO BE LOCATED IN THE BOROUGH OF MANHATTAN, THE LOAN PARTIES SHALL PROMPTLY AND IRREVOCABLY

BEFORE THE RELOCATION OF SUCH AGENT FOR SERVICE OF PROCESS, IF PRACTICABLE, OR PROMPTLY THEREAFTER DESIGNATE A SUCCESSOR AGENT, WHICH SUCCESSOR AGENT SHALL BE LOCATED IN THE BOROUGH OF MANHATTAN, AND NOTIFY THE ADMINISTRATIVE AGENT THEREOF, TO ACCEPT ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS OR OTHER DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND FURTHER AGREES THAT SERVICE UPON SUCH AGENT SHALL CONSTITUTE VALID AND EFFECTIVE SERVICE UPON THE BORROWERS AND THAT FAILURE OF ANY SUCH AGENT TO GIVE ANY NOTICE OF SUCH SERVICE TO THE BORROWERS SHALL NOT AFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDINGS BASED THEREON. EXCEPTING THE BORROWERS, EACH OF THE PARTIES HERETO AGREE THAT SERVICE OF ANY AND ALL SUCH PROCESS OR OTHER DOCUMENTS ON SUCH PERSON MAY ALSO BE EFFECTED BY REGISTERED MAIL OR ITS ADDRESS AS SET FORTH IN SECTION 10.6. WITH RESPECT TO THE BORROWERS, SERVICE OF ANY AND ALL SUCH PROCESS OR OTHER DOCUMENTS TO CT CORPORATION SYSTEM OR SUCH OTHER AGENT FOR SERVICE OF PROCESS DESIGNATED BY THE BORROWERS IN ACCORDANCE WITH THIS AGREEMENT, SERVICE OF PROCESS SHALL CONSTITUTE VALID AND EFFECTIVE SERVICE ONLY IF MADE IN PERSON.”
(q)Amendment to Section 10.12 of the Credit Agreement. Section 10.12 of the Credit Agreement is hereby amended and restated to read as follows
“Section 10.12. GOVERNING LAW.··THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF. NOTWITHSTANDING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT (I) EACH OF THE COLLATERAL DOCUMENTS COVERING COLLATERAL LOCATED IN MEXICO SHALL BE GOVERNED BY MEXICAN LAW AS AGREED BY THE PARTIES IN SUCH COLLATERAL DOCUMENTS AND (II) EACH OF THE REVOLVING NOTES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, provided, however, that if any action or proceeding in connection with ANY REVOLVING NOTE were brought in any court in the United Mexican States, SUCH REVOLVING NOTE shall be governed by, and construed and enforced in accordance with, the laws of Mexico AS SET FORTH IN THE APPLICABLE REVOLVING NOTE.”
(r)Amendment to Section 10.27 of the Credit Agreement. Section 10.27 of the Credit Agreement is hereby amended and restated to read as follows:
“Section 10.27. Reallocation of Loans and Commitments. On the First Amendment Closing Date and on each effective date of a Line of Credit Increase, the Lenders shall, if necessary, through the Administrative Agent make such adjustments among themselves as shall be necessary so that after giving effect to assignments and adjustments, the Lenders shall hold all Revolving Loans outstanding under this Agreement ratably in accordance with their respective Revolving Loan Commitments as reflected on Schedule 1.1(a), as modified from time to time pursuant to the terms hereof.”
(s)Amendment and Restatement of Schedule 1.1(a) to the Credit Agreement. Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety in the form set forth at Schedule 1.1(a) attached hereto.
(t)Addition of Schedule 1.1(c) to the Credit Agreement. Schedule 1.1(c) is hereby added to the Credit Agreement in the form set forth at Schedule 1.1(c) attached hereto.
(u)Amendment and Restatement of Schedule 10.6 to the Credit Agreement. Schedule 10.6 of the Credit Agreement is hereby amended and restated in its entirety in the form set forth at Schedule 10.6 attached hereto.
2.Covenants of Borrowers. Borrowers and Guarantors covenant and agree until such time as all of the Obligations have been paid in full in cash and all Commitments have been terminated:
(a)No Commencement of Proceeding. Borrowers and Guarantors will not (i) file any petition for an order for relief under the Bankruptcy Code, (ii) make an assignment for the benefit of creditors, (iii) make any offer or agreement of settlement, extension or compromise to or with Borrowers' and Guarantors' unsecured creditors generally or (iv) suffer the appointment of a receiver, trustee, custodian or similar fiduciary.
(b)Compliance with Credit Agreement, Collateral Documents and Loan Documents. Each of Borrowers and Guarantors will continue to comply with all covenants and other obligations under this Agreement, the Credit Agreement and the Loan Documents, subject to the applicable cure or grace periods, if any, provided therein.
3.Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until each of the following conditions shall have occurred:
(a)[INTENTIONALLY OMITTED]
(b)Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that all corporate proceedings of the Borrower necessary to authorize the transactions contemplated by this Agreement have been taken and all documents, instruments and other legal matters incident thereto shall be satisfactory to Administrative Agent;
(c)Administrative Agent shall have received a certificate duly executed by the Borrowers which (i) certifies that that the new Revolving Loan Commitment of HSBC shall only be used for general corporate purposes, working capital purposes, to finance capital expenditures, or to repay existing indebtedness, and not to finance the payment, redemption or repayment of any dividend, and (ii) certifies that before and after giving effect to such effective date of the new Revolving Loan Commitment (1) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, in all material respects, as of the First Amendment Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, in all material respects, as of such earlier date, (2) no Default or Event of Default exists or would otherwise exist after giving effect to the transactions contemplated hereby, and (3) the Borrowers are in pro forma compliance with the financial covenants set forth in the Credit Agreement;
(d)Administrative Agent shall have received the Assignment and Assumption from ING Bank (México) to HSBC (the “ING Assignment and Assumption”);

(e)Administrative Agent shall have received an opinion from Baker & McKenzie LLP dated as of the First Amendment Closing Date as to the valid and binding nature of the Credit Agreement and that the Obligations are valid and existing in substantially the form of Annex A attached hereto;
(f)Administrative Agent shall have received one notarial instrument granted before a Mexican Notary Public containing ratifications, in form and substance satisfactory to the Administrative Agent and HSBC, of the following: (i) those certain Pledge Agreements Without the Transfer of Possession or Amended and Restated Pledge Agreements Without the Transfer of Possession, as the case may be, executed by the Borrowers and any Guarantor organized under the laws of México (other than Gallina) and the Administrative Agent and (ii) those certain Mortgage Agreements or Amended and Restated Mortgage Agreement, as the case may be, executed by the Borrowers and any Guarantors and the Administrative Agent.
(g)HSBC shall have received from Borrowers an upfront fee equal to 0.25% of HSBC's Revolving Loan Commitment as of the First Amendment Closing Date (less an amount equal to the lesser of (i) MXN$565,000.00 or (ii) the amount of all costs, fees and expenses (1) of Baker & McKenzie LLP in connection with the opinion referenced in Section 3(e) hereof and (2) in connection with the mortgage ratifications (which for the avoidance of doubt shall include all notary and attorneys' fees incurred in connection therewith) referenced in Section 3(f) hereof) which shall be fully earned and non-refundable as of such date and shall be payable in Pesos.
(h)Borrowers shall have paid the Administrative Agent all of Administrative Agent's costs and expenses (including Administrative Agent's reasonable attorney's fees) incurred prior to or in connection with the preparation of this Agreement.
4.Representations and Warranties. Each Borrower hereby represents and warrants to Administrative Agent, for the benefit of the Lenders, as follows:
(a)Recitals. The Recitals in this Agreement are true and correct with respect to the Loan Parties in all material respects.
(b)Incorporation of Representations. All representations and warranties of Borrowers and the Guarantors in the Credit Agreement are incorporated herein in full by this reference and are true and correct, in all material respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.
(c)Power; Authorization. Each of the Borrowers and Guarantors has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Borrowers and Guarantors.
(d)Enforceability. This Agreement is the legal, valid and binding obligation of Borrowers and each Guarantor, enforceable against Borrowers and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and general principles of equity.
(e)No Violation. Each Borrower's and each Guarantors' execution, delivery and performance of this Agreement does not and will not (i) violate any law, rule, regulation or court order to which such Borrower or such Guarantor is subject; (ii) conflict with or result in a breach of such Borrower's or such Guarantors' organizational documents or any agreement or instrument to which any Borrower or any Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of such Borrower or such Guarantor, whether now owned or hereafter acquired, other than liens in favor of Administrative Agent, for the benefit of the Lenders, or as permitted by the Credit Agreement.
(f)Obligations Absolute. The obligation of Borrowers to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.
(g)Full Opportunity for Review; No Undue Influence. This Agreement was reviewed by each of Borrowers and Guarantors which acknowledges and agrees that each of Borrowers and Guarantors (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as Borrowers may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lenders or Administrative Agent or any other person.
(h)No Other Defaults. As of the date hereof, no Event of Default exists under the Credit Agreement, or any of the Loan Documents and each of Borrowers and the Guarantors is in full compliance with all covenants and agreements contained therein, as amended hereby.
5.Effect and Construction of Agreement. Except as expressly provided herein, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent or the Lenders under the Credit Agreement or the Loan Documents; (iii) constitute an agreement by Administrative Agent or the Lenders or require Administrative Agent or the Lenders to extend the term of the Credit Agreement or the time for payment of any of the Obligations; or (iv) make any Loans or other extensions of credit to Borrowers, except in accordance with the terms of the Credit Agreement, as amended hereby. This Agreement shall not be deemed to evidence or result in a novation of the Credit Agreement. In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or the Loan Documents, this Agreement shall govern. Borrowers and Guarantors acknowledge that they have consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.
6.Expenses. Subject to Section 3(g), Borrowers and Guarantors agree to pay reasonable out-of-pocket costs, fees and expenses of Administrative Agent and Administrative Agent's attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement and/or the Loan Documents, and the transactions and other matters contemplated hereby and thereby.
7.Miscellaneous.
(a)Further Assurances. Borrowers and Guarantors agree to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Credit Agreement and the Loan Documents.
(b)Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.
(c)Integration. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, each of Borrowers and Guarantors acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent or any Lender or any employee or agent of the Administrative Agent or any Lender, except for the agreements of Administrative Agent or any Lender set forth herein.
(d)Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
(e)Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state that would require the application of the laws of another state.
(f)Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
(g)Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.6 of the Credit Agreement.
(h)Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrowers and Guarantors contained herein shall survive the payment in full of the Obligations.
(i)Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.
(j)No Limitation on Administrative Agent. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Administrative Agent's and Lenders' rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent may deem appropriate in the event that a voluntary or involuntary petition under any Bankruptcy Law is filed by or against any Borrower.
8.Ratification of Liens and Security Interest. Before and after giving effect to this Amendment, each Borrower and each Guarantor hereby ratify, acknowledge and agree that the liens and security interests of the Credit Agreement and the Loan Documents are valid, subsisting, perfected and enforceable liens and security interests and are superior to all liens and security interests other than Liens permitted under Section 6.7 of the Credit Agreement.
9.Certifications of Additional Lender; Acknowledgement by Borrowers. On the First Amendment Closing Date, HSBC agrees (i) to become a Lender under the Credit Agreement effective December 13, 2011, (ii) that it shall be a party in all respect to the Credit Agreement and the Loan Documents to the same extent that any Lender was a party as of the Effective Date and (iii) to provide a Revolving Loan Commitment of MXN$278,707,500. HSBC (i) confirms that it has received a copy of the Credit Agreement and the Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by a Lender. The Borrowers and the Administrative Agent agree that after giving effect to the conversion of $257,302,764 of the Reserve Commitment Amount to a Revolving Loan Commitment of HSBC and after giving effect to the ING Assignment and Assumption, HSBC's Revolving Loan Commitment is MXN$278,707,500.
10.No Commitment. Borrowers and Guarantors agree that Administrative Agent and Lenders have made no commitment or other agreement regarding the Credit Agreement or the Loan Documents, except as expressly set forth in the Credit Agreement, as amended hereby. Borrowers and Guarantors warrant and represent that Borrowers and Guarantors will not rely on any commitment, further agreement to waive or other agreement on the part of Administrative Agent or Lenders unless such commitment or agreement is in writing and signed by Administrative Agent and Lenders.
11.Release. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE AGENT AND LENDERS IN THIS AGREEMENT, THE BORROWERS AND GUARANTORS HEREBY RELEASE THE ADMINISTRATIVE AGENT AND EACH LENDER, THEIR RESPECTIVE CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH SUCH BORROWER OR GUARANTOR HAS OR EVER HAD AGAINST THE RELEASED PARTIES FROM THE BEGINNING OF THE WORLD TO THIS DATE ARISING IN ANY WAY OUT OF THE EXISTING FINANCING ARRANGEMENTS AMONG THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS irrespective of whether any such claims arise out of contract, tort, violation of law or regulations or otherwise, including but not limited to, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the LOAN Documents, or the negotiation for and execution of this Agreement. THE BORROWERS AND GUARANTORS FURTHER ACKNOWLEDGE THAT, AS OF THE DATE HEREOF, THEY, JOINTLY OR SEVERALLY, DO NOT HAVE ANY COUNTERCLAIM, SET‑OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH BORROWER OR GUARANTOR HEREBY EXPRESSLY WAIVES.
12.Consent of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Agreement; (b) acknowledges and reaffirms its obligations owing to the Administrative Agent, the Collateral Agent, and each Lender under any Loan Document (as amended or modified); and (c) agrees that each of the Loan Documents (as amended or modified) is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Administrative Agent, the Collateral Agent, and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
BORROWERS:
AVÍCOLA PILGRIM'S PRIDE DE MÉXICO, S.A. de C.V.
a Sociedad Anónima de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
PILGRIM'S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact

GUARANTORS:
INCUBADORA HIDALGO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
INMOBILIARIA AVÍCOLA PILGRIM'S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name: Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
SERVICIOS ADMINISTRATIVOS PILGRIM'S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
GRUPO PILGRIM'S PRIDE FUNDING HOLDINGS, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact

COMERCIALIZADORA DE CARNES DE MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
GRUPO PILGRIM'S PRIDE FUNDING, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
OPERADORA DE PRODUCTOS AVÍCOLAS, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact
CARNES Y PRODUCTOS AVÍCOLAS de MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable
By:     /s/ Héctor Réne Durán Mantilla
Name:     Héctor Réne Durán Mantilla
Title:     Attorney-in-Fact

POPPSA 3, LLC
a Delaware limited liability company
By:    /s/ Fabio Sandri
Name:    Fabio Sandri
Title:    Manager
POPPSA 4, LLC
a Delaware limited liability company
By:    /s/ Fabio Sandri
Name:    Fabio Sandri
Title:    Manager
PILGRIM'S PRIDE, LLC
a Delaware limited liability company
By:    /s/ Fabio Sandri
Name:    Fabio Sandri
Title:    Manager

ING CAPITAL LLC,
as Administrative Agent and Sole Lead Arranger
By:     /s/ Daniel W. Lamprecht
Name:    Daniel W. Lamprecht
Title:    Managing Director

ING BANK (MÉXICO), S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, ING GRUPO FINANCIERO, as Lender
By:     /s/ Edgar Trueba
Name:    Edgar Trueba
Title:    Attorney-in-Fact
By:     /s/ Javier Bernus
Name:    Javier Bernus
Title:    Director

HSBC MÉXICO S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Lender
By:     /s/ Jorge Arturo Gómez Treviño
Name:    Jorge Arturo Gómez Treviño
Title:    Attorney-in-Fact